EXHIBIT 99.1


                    Certification of Chief Executive Officer
                          (Principal Financial Officer)
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this annual report on Form 10-K of Excalibur Industries, I, Thomas Camarda, President (Principal Financial Officer) of Starlite Acquisition Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Starlite Acquisition Corporation.


Date:  August 5, 2003                         /s/ Thomas Camarda
                                              -----------------------------
                                              Thomas Camarda
                                              President
                                              (Principal Financial Officer)